UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 26, 2007
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) On September 26, 2007, the Board of Directors of Countrywide Financial Corporation (the “Company”) elected David Sambol to the Board of Directors as a Class III Director. Mr. Sambol currently serves as President and Chief Operating Officer of the Company. Mr. Sambol has not been and is not expected to be named to any committee of the Board of Directors. The information regarding Mr. Sambol under the caption “Certain Relationships and Transactions” in the Company’s proxy statement for its 2007 annual meeting of stockholders is hereby incorporated by reference.
     A press release of the Company announcing the election of Mr. Sambol to the Board of Directors is attached as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Countrywide Financial Corporation dated October 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: October 2, 2007	/s/ Susan E. Bow
	Name:	Susan E. Bow
	Title:	Senior Managing Director, General Counsel, Corporate and Securities and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Countrywide Financial Corporation dated October 2, 2007

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